Exhibit 99.1

Mondelēz International, Inc.

Unaudited Pro Forma Non-GAAP Financial Information

Divestiture of Mondelēz International Coffee Business

On July 2, 2015 (the “closing date”), Mondelēz International, Inc. completed transactions to combine our wholly owned coffee businesses (including our coffee portfolio in France) with those of D.E Master Blenders 1753 B.V. (“DEMB”) to create a new company, Jacobs Douwe Egberts (“JDE”).

Upon closing, the consideration we received for our global coffee businesses was €3.8 billion ($4.2 billion U.S. dollars using spot exchange rates as of July 2, 2015), a 43.5 percent equity interest in JDE and a $275 million receivable related to an expected payment from JDE one year following the closing related to tax formation costs. We also received $76 million of cash related to the reimbursement of costs we incurred related to separating our coffee businesses. Acorn Holdings B.V., owner of DEMB, holds a 56.5% share in JDE. The cash and equity consideration we received was adjusted from previous estimates to reflect our retaining our interest in a Korea-based joint venture, Dongsuh Foods Corporation (“DSF”).

We are currently in the process of determining the fair value of our investment in JDE as of the closing date. We expect to have a preliminary valuation completed in the third quarter of 2015. The sale proceeds are also subject to further adjustments, including finalization of working capital, net debt and other sale adjustments. We expect to finalize the sales price and related adjustments by the end of the second quarter of 2016. As a result, the actual amount of consideration we receive and the gain we recognize on the divestiture may change until we conclude these matters.

Unaudited Pro Forma Non-GAAP Financial Information

The following unaudited pro forma non-GAAP financial information reflects adjustments to our historical non-GAAP financial results related to our global coffee businesses:

•	Reclassification to remove our historical global coffee business operating results from our historical Organic Net Revenue and Adjusted Operating Income to facilitate comparisons of past and future operating results and net earnings; historical global coffee business after-tax earnings reclassified to equity method investment earnings.

•	Reclassification of our historical equity method investment earnings from DSF and other entities from pre-tax Adjusted Operating Income to after-tax equity method investment earnings.

The unaudited pro forma adjusted financial information (i) is presented based on information currently available, (ii) is intended for informational purposes only, (iii) is not necessarily indicative of and does not purport to represent what our operating results would have been had the global coffee transactions occurred as described or what our future operating results will be after giving effect to these events, and (iv) does not reflect all actions that may be undertaken by management after the divestiture of our global coffee businesses.

The unaudited pro forma non-GAAP financial information and the accompanying notes should be read together with (i) the audited consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2014, and (ii) the unaudited interim consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Quarterly Reports on Form 10-Q for the quarters beginning March 31, 2014 through March 31, 2015 and the Form 10-Q we will file for the quarter ended June 30, 2015.

Notes to the Pro Forma Non-GAAP Financial Statements

Historical Reported GAAP to Non-GAAP Adjustments

In addition to reporting our GAAP operating results, we have historically reported the following non-GAAP adjustments. We believe non-GAAP financial information is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results and provide additional transparency on how we evaluate our business. We use certain non-GAAP financial measures to budget, make operating and strategic decisions and evaluate our performance. In addition to our GAAP operating results, we have disclosed non-GAAP financial measures so that you have the same financial data that we use to assist you in making comparisons to our historical operating results and analyzing our underlying performance.

Refer also to our Quarterly Reports on Form 10-Q for the periods presented for additional information on these adjustments.

Spin-Off Costs

On October 1, 2012, we completed the Spin-Off of our North American grocery business, Kraft Foods Group, Inc. (“Kraft Foods Group”), to our shareholders (the “Spin-Off”). Historically, we incurred Spin-Off transaction, transition and financing and related costs (“Spin-Off Costs”) in our operating results. In 2014, we completed our Spin-Off transition plans.

2012-2014 Restructuring Program

In 2012, our Board of Directors approved $1.5 billion of restructuring and related implementation costs (“2012-2014 Restructuring Program”) reflecting primarily severance, asset disposals and other manufacturing one-time costs. The primary objective of the 2012-2014 Restructuring Program was to ensure that Mondelēz International and Kraft Foods Group were each set up to operate efficiently and execute on their respective business strategies upon separation in the Spin-Off and in the future. Of the $1.5 billion of 2012-2014 Restructuring Program costs, we retained approximately $925 million and Kraft Foods Group retained the balance of the program. Through the end of 2014, we incurred total restructuring and related implementation charges of $899 million and completed incurring planned charges on the program.

Global Coffee Transaction Incremental costs and Hedging Gains / Losses

On July 2, 2015, we completed transactions to combine our wholly owned coffee businesses (including our coffee portfolio in France) with those of D.E Master Blenders 1753 B.V. to create a new company, Jacobs Douwe Egberts (“JDE”).

To lock in an expected U.S. dollar value of approximately $5 billion related to the estimated €4 billion cash consideration we would receive from JDE upon closing, we entered into currency exchange forward contracts beginning in May 2014, when the transaction was announced. Cumulatively over 2014 and through July 6, 2015, we realized aggregate net gains and received cash of approximately $1.0 billion on these currency exchange forward contracts. With the receipt of €3.8 billion on July 2, 2015 ($4.2 billion using spot exchange rates as of July 2, 2015), we have collected $5.2 billion related to the global coffee transactions.

During the second quarter of 2015, we also entered into currency exchange forward contracts to hedge a portion of the cash payments to be made to our subsidiaries in multiple countries where coffee net assets and shares were divested. These hedges with a notional value of €1.6 billion generated net unrealized gains of $21 million during the three months ended June 30, 2015. During July 2015, we settled these forward contracts and realized total pre-tax net gains of $17 million.

We also incurred incremental expenses related to readying our global coffee businesses for the transactions.

Divestiture

On April 23, 2015, we completed the divestiture of our 50 percent interest in AGF to our joint venture partner, which generated a pre-tax gain of $13 million and after-tax loss of $9 million. We did not divest any businesses during the year ended December 31, 2014.

Acquisitions and acquisition-related costs

On July 15, 2015, we acquired a biscuit operation in Vietnam, and we will begin to account for the acquisition in the third quarter of 2015. On February 16, 2015, we also acquired a U.S. snacking company, Enjoy Life Foods. During 2015, we recorded acquisition-related costs related to these acquisitions.

Integration Program and other acquisition integration costs

Integration Program costs

We completed the integration of our Cadbury acquisition and ceased accruing program charges in 2013. In 2014, we recorded reversals of $1 million in the three months and $3 million in the six months ended June 30, 2014 related to accruals no longer required.

Other acquisition integration costs

Other acquisition integration costs relate to the July 2015 acquisition of a biscuit operation in Vietnam, the February 2015 acquisition of Enjoy Life Foods and the February 2013 acquisition of a biscuit operation in Morocco.

2014-2018 Restructuring Program

On May 6, 2014, our Board of Directors approved a $3.5 billion restructuring program, comprised of approximately $2.5 billion in cash costs and $1 billion in non-cash costs (“2014-2018 Restructuring Program”), and up to $2.2 billion of capital expenditures. The primary objective of the 2014-2018 Restructuring Program is to reduce our operating cost structure in both supply chain and overhead costs. The program is intended primarily to cover severance as well as asset disposals and other manufacturing-related one-time costs.

Remeasurement of Venezuelan net monetary assets

As prescribed by U.S. GAAP for highly inflationary economies, we have been accounting for the results of our Venezuelan subsidiaries using the U.S. dollar as the functional currency since January 1, 2010. In the first quarter of 2015, we recognized a pre-tax $11 million remeasurement loss reflecting an increase in the SICAD exchange rate from 11.50 to 12.00 bolivars to the U.S. dollar. During the three months ended March 31, 2014, we also recorded a pre-tax $142 million currency remeasurement loss related to the devaluation of our net monetary assets in Venezuela at that time. Through December 31, 2014, we recognized $25 million of additional remeasurement charges related primarily to changes in the SICAD I rate.

Loss on debt extinguishment and related costs

On March 20, 2015, we completed a cash tender offer and retired $2.5 billion of our outstanding high coupon long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $713 million during the three months ended March 31, 2015, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs (including deferred cash flow hedges).

On February 6, 2014, we completed a cash tender offer and retired $1.6 billion our outstanding high coupon long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $495 million during the six months ended June 30, 2014, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs.

Loss related to interest rate swaps

During the three months ended March 31, 2015, we recognized a pre-tax loss of $34 million related to certain U.S. dollar interest rate swaps that we no longer designate as accounting cash flow hedges due to a change in financing and hedging plans. In the first quarter, our plans to issue U.S. dollar debt changed and we issued euro, British pound sterling and Swiss franc-denominated notes due to lower overall cost and our decision to hedge a greater portion of our net investments in operations that use these currencies as their functional currencies.

Accounting Calendar Change

In connection with moving toward a common consolidation date across the company, in the first quarter of 2015, we changed the consolidation date for our North America segment from the last Saturday of each period to the last day of each period and reported a favorable impact of $39 million on net revenues and $19 million on operating income for the six months ended June 30, 2015.

Constant currency

Management evaluates the operating performance of the company and our international subsidiaries on a constant currency basis. We determine our constant currency operating results by dividing or multiplying, as appropriate, the current period local currency operating results by the currency exchange rates used to translate our financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior year period.

Pro Forma Adjustments

We have also made pro forma adjustments to our historical reported non-GAAP financial information to reclassify the results of our historical global coffee businesses and equity method investments as described below.

Reclassification of historical global coffee business net revenues and net earnings

We removed our historical global coffee business operating results from our historical Organic Net Revenue and Adjusted Operating Income and reclassified historical global coffee business after-tax earnings to equity method investment earnings to facilitate comparisons of past and future operating results and net earnings.

Reclassification of equity method investment earnings

Historically, we have recorded income from equity method investments within our operating income as these investments operated as extensions of our base business. Beginning in the third quarter of 2015, to align with the accounting for JDE earnings, we will also begin to reclassify the earnings from DSF and these other entities from operating income to equity method investment earnings. For our historical Adjusted Operating Income results, we have reclassified the equity method investment earnings from Adjusted Operating Income to equity method investment earnings in all historical periods presented.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended March 31, 2015
Reported (GAAP)	$1,257	$1,153	$695	$2,975	$1,682	$7,762
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	(5)	(5)
Accounting calendar change	—	—	—	—	(39)	(39)
Currency	355	74	236	562	24	1,251

Organic (Non-GAAP)	$1,612	$1,227	$931	$3,537	$1,662	$8,969
Reclassification of coffee business	—	(18)	(116)	(618)	—	(752)
Reclassification of coffee business - currency impact	—	(1)	(92)	(125)	—	(218)

Pro Forma Organic (Non-GAAP)	$1,612	$1,208	$723	$2,794	$1,662	$7,999

For the Three Months Ended March 31, 2014
Reported (GAAP)	$1,356	$1,223	$838	$3,557	$1,667	$8,641
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$1,356	$1,223	$838	$3,557	$1,667	$8,641
Reclassification of coffee business	(1)	(14)	(159)	(712)	—	(886)

Pro Forma Organic (Non-GAAP)	$1,355	$1,209	$679	$2,845	$1,667	$7,755

% Change
Reported (GAAP)	(7.3)%	(5.7)%	(17.1)%	(16.4)%	0.9%	(10.2)%
Organic (Non-GAAP)	18.9%	0.3%	11.1%	(0.6)%	(0.3)%	3.8%
Pro Forma Organic (Non-GAAP)	19.0%	(0.1)%	6.5%	(1.8)%	(0.3)%	3.1%

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended June 30, 2015
Reported (GAAP)	$1,240	$1,024	$869	$2,815	$1,713	$7,661
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	(10)	(10)
Accounting calendar change	—	—	—	—	—	—
Currency	247	93	211	571	26	1,148

Organic (Non-GAAP)	$1,487	$1,117	$1,080	$3,386	$1,729	$8,799
Reclassification of coffee business	—	(15)	(130)	(730)	—	(875)
Reclassification of coffee business - currency impact	—	(1)	(60)	(154)	—	(215)

Pro Forma Organic (Non-GAAP)	$1,487	$1,101	$890	$2,502	$1,729	$7,709

For the Three Months Ended June 30, 2014
Reported (GAAP)	$1,242	$1,084	$1,008	$3,379	$1,723	$8,436
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$1,242	$1,084	$1,008	$3,379	$1,723	$8,436
Reclassification of coffee business	(1)	(13)	(168)	(790)	—	(972)

Pro Forma Organic (Non-GAAP)	$1,241	$1,071	$840	$2,589	$1,723	$7,464

% Change
Reported (GAAP)	(0.2)%	(5.5)%	(13.8)%	(16.7)%	(0.6)%	(9.2)%
Organic (Non-GAAP)	19.7%	3.0%	7.1%	0.2%	0.3%	4.3%
Pro Forma Organic (Non-GAAP)	19.8%	2.8%	6.0%	(3.4)%	0.3%	3.3%

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Six Months Ended June 30, 2015
Reported (GAAP)	$2,497	$2,177	$1,564	$5,790	$3,395	$15,423
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	(15)	(15)
Accounting calendar change	—	—	—	—	(39)	(39)
Currency	602	167	447	1,133	50	2,399

Organic (Non-GAAP)	$3,099	$2,344	$2,011	$6,923	$3,391	$17,768
Reclassification of coffee business	—	(33)	(246)	(1,348)	—	(1,627)
Reclassification of coffee business - currency impact	—	(2)	(152)	(279)	—	(433)

Pro Forma Organic (Non-GAAP)	$3,099	$2,309	$1,613	$5,296	$3,391	$15,708

For the Six Months Ended June 30, 2014
Reported (GAAP)	$2,598	$2,307	$1,846	$6,936	$3,390	$17,077
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$2,598	$2,307	$1,846	$6,936	$3,390	$17,077
Reclassification of coffee business	(2)	(27)	(327)	(1,502)	—	(1,858)

Pro Forma Organic (Non-GAAP)	$2,596	$2,280	$1,519	$5,434	$3,390	$15,219

% Change
Reported (GAAP)	(3.9)%	(5.6)%	(15.3)%	(16.5)%	0.1%	(9.7)%
Organic (Non-GAAP)	19.3%	1.6%	8.9%	(0.2)%	—	4.0%
Pro Forma Organic (Non-GAAP)	19.4%	1.3%	6.2%	(2.5)%	—	3.2%

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended September 30, 2014
Reported (GAAP)	$1,315	$1,153	$894	$3,215	$1,760	$8,337
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$1,315	$1,153	$894	$3,215	$1,760	$8,337
Reclassification of coffee business	—	(16)	(169)	(670)	—	(855)

Pro Forma Organic (Non-GAAP)	$1,315	$1,137	$725	$2,545	$1,760	$7,482

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended December 31, 2014
Reported (GAAP)	$1,240	$1,145	$898	$3,761	$1,786	$8,830
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$1,240	$1,145	$898	$3,761	$1,786	$8,830
Reclassification of coffee business	(3)	(22)	(163)	(875)	—	(1,063)

Pro Forma Organic (Non-GAAP)	$1,237	$1,123	$735	$2,886	$1,786	$7,767

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Six Months Ended December 31, 2014
Reported (GAAP)	$2,555	$2,298	$1,792	$6,976	$3,546	$17,167
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$2,555	$2,298	$1,792	$6,976	$3,546	$17,167
Reclassification of coffee business	(3)	(38)	(332)	(1,545)	—	(1,918)

Pro Forma Organic (Non-GAAP)	$2,552	$2,260	$1,460	$5,431	$3,546	$15,249

Schedule 1.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Twelve Months Ended December 31, 2014
Reported (GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$34,244
Divestitures	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—
Accounting calendar change	—	—	—	—	—	—

Organic (Non-GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$34,244
Reclassification of coffee business	(5)	(65)	(659)	(3,047)	—	(3,776)

Pro Forma Organic (Non-GAAP)	$5,148	$4,540	$2,979	$10,865	$6,936	$30,468

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,762	$2,941	37.9%	$811	10.4%
2012-2014 Restructuring Program costs	—	—		(2)
2014-2018 Restructuring Program costs	—	4		224
Integration Program and other acquisition integration costs	—	—		—
Costs associated with the coffee business transaction	—	1		28
Remeasurement of net monetary assets in Venezuela	—	—		11
Acquisition-related costs	—	—		1
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$7,762	$2,946	38.0%	$1,072	13.8%
Reclassification of coffee business	(752)	(292)		(130)
Reclassification of equity method investment earnings	—	—		(25)

Pro Forma Adjusted (Non-GAAP)	$7,010	$2,654	37.9%	$917	13.1%
Currency		370		157

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$3,024		$1,074

	For the Three Months Ended March 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,641	$3,204	37.1%	$843	9.8%
Spin-Off Costs	—	—		3
2012-2014 Restructuring Program costs	—	2		66
2014-2018 Restructuring Program costs	—	—		—
Integration Program and other acquisition integration costs	—	(1)		(1)
Remeasurement of net monetary assets in Venezuela	—	—		142
Acquisition-related costs	—	—		—

Adjusted (Non-GAAP)	$8,641	$3,205	37.1%	$1,053	12.2%
Reclassification of coffee business	(886)	(372)		(159)
Reclassification of equity method investment earnings	—	—		(27)

Pro Forma Adjusted (Non-GAAP)	$7,755	$2,833	36.5%	$867	11.2%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(8.2)%		(3.8)%
% Change - Adjusted (Non-GAAP)		(8.1)%		1.8%
% Change - Pro Forma Adjusted (Non-GAAP)		(6.3)%		5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		6.7%		23.9%

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,661	$3,066	40.0%	$841	11.0%
2012-2014 Restructuring Program costs	—	—		(1)
2014-2018 Restructuring Program costs	—	8		182
Integration Program and other acquisition integration costs	—	—		1
Costs associated with the coffee business transaction	—	2		157
Operating income from divestiture	—	—		(5)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		1
Rounding	—	—		2

Adjusted (Non-GAAP)	$7,661	$3,076	40.2%	$1,165	15.2%
Reclassification of coffee business	(875)	(381)		(212)
Reclassification of equity method investment earnings	—	—		(26)

Pro Forma Adjusted (Non-GAAP)	$6,786	$2,695	39.7%	$927	13.7%
Currency		345		114

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$3,040		$1,041

	For the Three Months Ended June 30, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,436	$3,105	36.8%	$957	11.3%
Spin-Off Costs	—	—		16
2012-2014 Restructuring Program costs	—	4		73
2014-2018 Restructuring Program costs	—	—		10
Integration Program and other acquisition integration costs	—	1		(1)
Costs associated with the coffee business transaction	—	—		5
Operating income from divestiture	—	—		(3)

Adjusted (Non-GAAP)	$8,436	$3,110	36.9%	$1,057	12.5%
Reclassification of coffee business	(972)	(378)		(151)
Reclassification of equity method investment earnings	—	—		(30)

Pro Forma Adjusted (Non-GAAP)	$7,464	$2,732	36.6%	$876	11.7%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(1.3)%		(12.1)%
% Change - Adjusted (Non-GAAP)		(1.1)%		10.2%
% Change - Pro Forma Adjusted (Non-GAAP)		(1.4)%		5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		11.3%		18.8%

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Six Months Ended June 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$15,423	$6,007	38.9%	$1,652	10.7%
2012-2014 Restructuring Program costs	—	—		(3)
2014-2018 Restructuring Program costs	—	12		406
Integration Program and other acquisition integration costs	—	—		1
Remeasurement of net monetary assets in Venezuela	—	—		11
Costs associated with the coffee business transaction	—	3		185
Operating income from divestiture	—	—		(5)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		2
Rounding	—	—		1

Adjusted (Non-GAAP)	$15,423	$6,022	39.0%	$2,237	14.5%
Reclassification of coffee business	(1,627)	(673)		(342)
Reclassification of equity method investment earnings	—	—		(51)

Pro Forma Adjusted (Non-GAAP)	$13,796	$5,349	38.8%	$1,844	13.4%
Currency		715		271

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$6,064		$2,115

	For the Six Months Ended June 30, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$17,077	$6,309	36.9%	$1,800	10.5%
Spin-Off Costs	—	—		19
2012-2014 Restructuring Program costs	—	6		139
2014-2018 Restructuring Program costs	—	—		10
Integration Program and other acquisition integration costs	—	—		(2)
Remeasurement of net monetary assets in Venezuela	—	—		142
Costs associated with the coffee business transaction	—	—		5
Operating income from divestiture	—	—		(3)

Adjusted (Non-GAAP)	$17,077	$6,315	37.0%	$2,110	12.4%
Reclassification of coffee business	(1,858)	(750)		(310)
Reclassification of equity method investment earnings	—	—		(57)

Pro Forma Adjusted (Non-GAAP)	$15,219	$5,565	36.6%	$1,743	11.5%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(4.8)%		(8.2)%
% Change - Adjusted (Non-GAAP)		(4.6)%		6.0%
% Change - Pro Forma Adjusted (Non-GAAP)		(3.9)%		5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		9.0%		21.3%

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,337	$3,142	37.7%	$853	10.2%
Spin-Off Costs	—	—		4
2012-2014 Restructuring Program costs	—	3		186
2014-2018 Restructuring Program costs	—	1		67
Integration Program and other acquisition integration costs	—	—		(1)
Remeasurement of net monetary assets in Venezuela	—	—		19
Costs associated with the coffee business transaction	—	—		10
Operating income from divestiture	—	—		(1)

Adjusted (Non-GAAP)	$8,337	$3,146	37.7%	$1,137	13.6%
Reclassification of coffee business	(855)	(356)		(184)
Reclassification of equity method investment earnings	—	—		(22)

Pro Forma Adjusted (Non-GAAP)	$7,482	$2,790	37.3%	$931	12.4%

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,830	$3,146	35.6%	$589	6.7%
Spin-Off Costs	—	(2)		12
2012-2014 Restructuring Program costs	—	2		134
2014-2018 Restructuring Program costs	—	2		304
Integration Program and other acquisition integration costs	—	—		(1)
Remeasurement of net monetary assets in Venezuela	—	—		6
Costs associated with the coffee business transaction	—	—		62
Operating income from divestiture	—	—		(4)
Acquisition-related costs	—	—		2
Intangible asset impairment charges	—	—		57

Adjusted (Non-GAAP)	$8,830	$3,148	35.7%	$1,161	13.1%
Reclassification of coffee business	(1,063)	(349)		(152)
Reclassification of equity method investment earnings	—	—		(25)

Pro Forma Adjusted (Non-GAAP)	$7,767	$2,799	36.0%	$984	12.7%

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Six Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$17,167	$6,288	36.6%	$1,442	8.4%
Spin-Off Costs	—	(2)		16
2012-2014 Restructuring Program costs	—	5		320
2014-2018 Restructuring Program costs	—	3		371
Integration Program and other acquisition integration costs	—	—		(2)
Remeasurement of net monetary assets in Venezuela	—	—		25
Costs associated with the coffee business transaction	—	—		72
Operating income from divestiture	—	—		(5)
Acquisition-related costs	—	—		2
Intangible asset impairment charges	—	—		57

Adjusted (Non-GAAP)	$17,167	$6,294	36.7%	$2,298	13.4%
Reclassification of coffee business	(1,918)	(705)		(336)
Reclassification of equity method investment earnings	—	—		(47)

Pro Forma Adjusted (Non-GAAP)	$15,249	$5,589	36.7%	$1,915	12.6%

Schedule 2.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$34,244	$12,597	36.8%	$3,242	9.5%
Spin-Off Costs	—	(2)		35
2012-2014 Restructuring Program costs	—	11		459
2014-2018 Restructuring Program costs	—	3		381
Integration Program and other acquisition integration costs	—	—		(4)
Remeasurement of net monetary assets in Venezuela	—	—		167
Costs associated with the coffee business transaction	—	—		77
Operating income from divestiture	—	—		(8)
Acquisition-related costs	—	—		2
Intangible asset impairment charges	—	—		57

Adjusted (Non-GAAP)	$34,244	$12,609	36.8%	$4,408	12.9%
Reclassification of coffee business	(3,776)	(1,455)		(646)
Reclassification of equity method investment earnings	—	—		(104)

Pro Forma Adjusted (Non-GAAP)	$30,468	$11,154	36.6%	$3,658	12.0%

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended March 31, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$811	$386	$425	$113	26.6%	$—	$(12)	$324	$0.19
2012-2014 Restructuring Program costs	(2)	—	(2)	(1)		—	—	(1)	—
2014-2018 Restructuring Program costs	224	—	224	48		—	—	176	0.11
Integration Program and other acquisition integration costs	—	—	—	—		—	—	—	—
Remeasurement of net monetary assets in Venezuela	11	—	11	2		—	—	9	0.01
Income / (costs) associated with the coffee business transaction	28	551	(523)	(196)		—	—	(327)	(0.20)
Loss related to interest rate swaps	—	(34)	34	13		—	—	21	0.01
Loss on debt extinguishment and related expenses	—	(713)	713	261		—	—	452	0.27
Net earnings from divestiture	—	—	—	(32)		—	—	32	0.02
Divestiture-related costs	—	(1)	1	—		—	—	1	—
Acquisition-related costs	1	—	1	—		—	—	1	—
Rounding	(1)	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$1,072	$189	$883	$208	23.6%	$—	$(12)	$687	$0.41
Reclassification of coffee business	(130)	—	(130)	(17)		113	—	—	—
Reclassification of equity method investment earnings	(25)	—	(25)	—		25	—	—	—

Pro Forma Adjusted (Non-GAAP)	$917	$189	$728	$191	26.2%	$138	$(12)	$687	$0.41

Diluted Average Shares Outstanding									1,665

	For the Three Months Ended March 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$843	$720	$123	$(27)	(22.0)%	$—	$(13)	$163	$0.09
Spin-Off Costs	3	—	3	1		—	—	2	—
2012-2014 Restructuring Program costs	66	—	66	17		—	—	49	0.03
2014-2018 Restructuring Program costs	—	—	—	—		—	—	—	—
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	142	—	142	(8)		—	—	150	0.09
Loss on debt extinguishment and related expenses	—	(494)	494	188		—	—	306	0.18
Net earnings from divestiture	—	—	—	—		—	—	—	—

Adjusted (Non-GAAP)	$1,053	$226	$827	$171	20.7%	$—	$(13)	$669	$0.39
Reclassification of coffee business	(159)	—	(159)	(18)		141	—	—	—
Reclassification of equity method investment earnings	(27)	—	(27)	—		27	—	—	—

Pro Forma Adjusted (Non-GAAP)	$867	$226	$641	$153	23.9%	$168	$(13)	$669	$0.39

Diluted Average Shares Outstanding									1,722

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended June 30, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$841	$314	$527	$100	19.0%	$—	$21	$406	$0.25
2012-2014 Restructuring Program costs	(1)	—	(1)	—		—	—	(1)	—
2014-2018 Restructuring Program costs	182	—	182	47		—	—	135	0.08
Integration Program and other acquisition integration costs	1	—	1	—		—	—	1	—
Income / (costs) associated with the coffee business transaction	157	(144)	301	82		—	—	219	0.13
Net earnings from divestiture	(5)	—	(5)	—		—	—	(5)	—
Loss on divestiture	(13)	—	(13)	(22)		—	—	9	0.01
Acquisition-related costs	1	—	1	—		—	—	1	—
Rounding	2	—	2	—		—	—	2	—

Adjusted (Non-GAAP)	$1,165	$170	$995	$207	20.8%	$—	$21	$767	$0.47
Reclassification of coffee business	(212)	—	(212)	(29)		183	—	—	—
Reclassification of equity method investment earnings	(26)	—	(26)	—		26	—	—	—

Pro Forma Adjusted (Non-GAAP)	$927	$170	$757	$178	23.5%	$209	$21	$767	$0.47

Diluted Average Shares Outstanding									1,643

	For the Three Months Ended June 30, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$957	$224	$733	$91	12.4%	$—	$20	$622	$0.36
Spin-Off Costs	16	—	16	6		—	—	10	0.01
2012-2014 Restructuring Program costs	73	—	73	16		—	—	57	0.03
2014-2018 Restructuring Program costs	10	—	10	3		—	—	7	—
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Tax benefit related to remeasurement of net monetary assets in Venezuela	—	—	—	14		—	—	(14)	(0.01)
Income / (costs) associated with the coffee business transaction	5	(7)	12	3		—	—	9	0.01
Loss on debt extinguishment and related expenses	—	(1)	1	—		—	—	1	—
Net earnings from divestiture	(3)	—	(3)	—		—	—	(3)	—

Adjusted (Non-GAAP)	$1,057	$216	$841	$133	15.8%	$—	$20	$688	$0.40
Reclassification of coffee business	(151)	—	(151)	(19)		132	—	—	—
Reclassification of equity method investment earnings	(30)	—	(30)	—		30	—	—	—

Pro Forma Adjusted (Non-GAAP)	$876	$216	$660	$114	17.3%	$162	$20	$688	$0.40

Diluted Average Shares Outstanding									1,712

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Six Months Ended June 30, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,652	$700	$952	$213	22.4%	$—	$9	$730	$0.44
2012-2014 Restructuring Program costs	(3)	—	(3)	(1)		—	—	(2)	—
2014-2018 Restructuring Program costs	406	—	406	96		—	—	310	0.19
Integration Program and other acquisition integration costs	1	—	1	—		—	—	1	—
Remeasurement of net monetary assets in Venezuela	11	—	11	1		—	—	10	0.01
Income / (costs) associated with the coffee business transaction	185	407	(222)	(114)		—	—	(108)	(0.07)
Loss related to interest rate swaps	—	(34)	34	13		—	—	21	0.01
Loss on divestiture	(13)	—	(13)	(22)		—	—	9	0.01
Divestiture-related costs	—	(1)	1	—		—	—	1	—
Net earnings from divestiture	(5)	—	(5)	(32)		—	—	27	0.02
Acquisition-related costs	2	—	2	—		—	—	2	—
Loss on debt extinguishment and related expenses	—	(713)	713	261		—	—	452	0.27
Rounding	1	—	1	—		—	—	1	—

Adjusted (Non-GAAP)	$2,237	$359	$1,878	$415	22.1%	$—	$9	$1,454	$0.88
Reclassification of coffee business	(342)	—	(342)	(46)		296	—	—	—
Reclassification of equity method investment earnings	(51)	—	(51)	—		51	—	—	—

Pro Forma Adjusted (Non-GAAP)	$1,844	$359	$1,485	$369	24.8%	$347	$9	$1,454	$0.88

Diluted Average Shares Outstanding									1,654

	For the Six Months Ended June 30, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,800	$944	$856	$64	7.5%	$—	$7	$785	$0.46
Spin-Off Costs	19	—	19	7		—	—	12	0.01
2012-2014 Restructuring Program costs	139	—	139	33		—	—	106	0.06
2014-2018 Restructuring Program costs	10	—	10	3		—	—	7	—
Integration Program and other acquisition integration costs	(2)	—	(2)	—		—	—	(2)	—
Remeasurement of net monetary assets in Venezuela	142	—	142	6		—	—	136	0.08
Income / (costs) associated with the coffee business transaction	5	(7)	12	3		—	—	9	—
Loss on debt extinguishment and related expenses	—	(495)	495	188		—	—	307	0.18
Net earnings from divestiture	(3)	—	(3)	—		—	—	(3)	—

Adjusted (Non-GAAP)	$2,110	$442	$1,668	$304	18.2%	$—	$7	$1,357	$0.79
Reclassification of coffee business	(310)	—	(310)	(37)		273	—	—	—
Reclassification of equity method investment earnings	(57)	—	(57)	—		57	—	—	—

Pro Forma Adjusted (Non-GAAP)	$1,743	$442	$1,301	$267	20.5%	$330	$7	$1,357	$0.79

Diluted Average Shares Outstanding									1,717

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended September 30, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$853	$(227)	$1,080	$178	16.5%	$—	$3	$899	$0.53
Spin-Off Costs	4	—	4	2		—	—	2	—
2012-2014 Restructuring Program costs	186	—	186	39		—	—	147	0.08
2014-2018 Restructuring Program costs	67	—	67	20		—	—	47	0.03
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	19	—	19	5		—	—	14	0.01
Income / (costs) associated with the coffee business transaction	10	420	(410)	(152)		—	—	(258)	(0.15)
Net earnings from divestiture	(1)	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$1,137	$193	$944	$92	9.7%	$—	$3	$849	$0.50
Reclassification of coffee business	(184)	—	(184)	(26)		158	—	—	—
Reclassification of equity method investment earnings	(22)	—	(22)	—		22	—	—	—

Pro Forma Adjusted (Non-GAAP)	$931	$193	$738	$66	8.9%	$180	$3	$849	$0.50

Diluted Average Shares Outstanding									1,705

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended December 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$589	$(29)	$618	$111	18.0%	$—	$7	$500	$0.29
Spin-Off Costs	12	—	12	4		—	—	8	0.01
2012-2014 Restructuring Program costs	134	—	134	35		—	—	99	0.06
2014-2018 Restructuring Program costs	304	—	304	78		—	—	226	0.14
Integration Program and other acquisition integration costs	(1)	—	(1)	(1)		—	—	—	—
Remeasurement of net monetary assets in Venezuela	6	—	6	5		—	—	1	—
Income / (costs) associated with the coffee business transaction	62	215	(153)	(70)		—	—	(83)	(0.05)
Acquisition-related costs	2	—	2	1		—	—	1	—
Intangible asset impairment charges	57	—	57	18		—	—	39	0.02
Net earnings from divestiture	(4)	—	(4)	—		—	—	(4)	(0.01)

Adjusted (Non-GAAP)	$1,161	$186	$975	$181	18.6%	$—	$7	$787	$0.46
Reclassification of coffee business	(152)	—	(152)	(11)		141	—	—	—
Reclassification of equity method investment earnings	(25)	—	(25)	—		25	—	—	—

Pro Forma Adjusted (Non-GAAP)	$984	$186	$798	$170	21.3%	$166	$7	$787	$0.46

Diluted Average Shares Outstanding									1,695

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Six Months Ended December 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,442	$(256)	$1,698	$289	17.0%	$—	$10	$1,399	$0.82
Spin-Off Costs	16	—	16	6		—	—	10	0.01
2012-2014 Restructuring Program costs	320	—	320	74		—	—	246	0.14
2014-2018 Restructuring Program costs	371	—	371	98		—	—	273	0.16
Integration Program and other acquisition integration costs	(2)	—	(2)	(1)		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	25	—	25	10		—	—	15	0.01
Income / (costs) associated with the coffee business transaction	72	635	(563)	(222)		—	—	(341)	(0.20)
Loss on debt extinguishment and related expenses	—	—	—	—		—	—	—	—
Net earnings from divestiture	(5)	—	(5)	—		—	—	(5)	—
Acquisition-related costs	2	—	2	1		—	—	1	—
Intangible asset impairment charges	57	—	57	18		—	—	39	0.02

Adjusted (Non-GAAP)	$2,298	$379	$1,919	$273	14.2%	$—	$10	$1,636	$0.96
Reclassification of coffee business	(336)	—	(336)	(37)		299	—	—	—
Reclassification of equity method investment earnings	(47)	—	(47)	—		47	—	—	—

Pro Forma Adjusted (Non-GAAP)	$1,915	$379	$1,536	$236	15.4%	$346	$10	$1,636	$0.96

Diluted Average Shares Outstanding									1,700

Schedule 3.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Twelve Months Ended December 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Income from Equity Investments	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,242	$688	$2,554	$353	13.8%	$—	$17	$2,184	$1.28
Spin-Off Costs	35	—	35	13		—	—	22	0.01
2012-2014 Restructuring Program costs	459	—	459	107		—	—	352	0.21
2014-2018 Restructuring Program costs	381	—	381	101		—	—	280	0.16
Integration Program and other acquisition integration costs	(4)	—	(4)	(1)		—	—	(3)	—
Remeasurement of net monetary assets in Venezuela	167	—	167	16		—	—	151	0.09
Income / (costs) associated with the coffee business transaction	77	628	(551)	(219)		—	—	(332)	(0.19)
Loss on debt extinguishment and related expenses	—	(495)	495	188		—	—	307	0.18
Net earnings from divestiture	(8)	—	(8)	—		—	—	(8)	(0.01)
Acquisition-related costs	2	—	2	1		—	—	1	—
Intangible asset impairment charges	57	—	57	18		—	—	39	0.02

Adjusted (Non-GAAP)	$4,408	$821	$3,587	$577	16.1%	$—	$17	$2,993	$1.75
Reclassification of coffee business	(646)	—	(646)	(74)		572	—	—	—
Reclassification of equity method investment earnings	(104)	—	(104)	—		104	—	—	—

Pro Forma Adjusted (Non-GAAP)	$3,658	$821	$2,837	$503	17.7%	$676	$17	$2,993	$1.75

Diluted Average Shares Outstanding									1,709

Schedule 4.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$1,257		$1,153		$695		$2,975		$1,682		$—	$—	$—	$—	$7,762
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,257		$1,153		$695		$2,975		$1,682		$—	$—	$—	$—	$7,762
Reclassification of coffee business	—		(18)		(116)		(618)		—		—	—	—	—	(752)

Pro Forma Adjusted (Non-GAAP)	$1,257		$1,135		$579		$2,357		$1,682		$—	$—	$—	$—	$7,010

Operating Income
Reported (GAAP)	$154		$146		$32		$326		$281		$(7)	$(74)	$(46)	$(1)	$811
2012-2014 Restructuring Program costs	—		(1)		—		—		(1)		—	—	—	—	(2)
2014-2018 Restructuring Program costs	24		29		6		129		20		—	16	—	—	224
Integration Program and other acquisition integration costs	—		—		—		—		—		—	—	—	—	—
Costs associated with the coffee business transaction	—		1		4		13		—		—	10	—	—	28
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—		—	—	—	—	11
Operating income from divestiture	—		(1)		—		—		—		—	1	—	—	—
Gain on divestiture	—		—		—		—		—		—	—	—	—	—
Acquisition-related costs	—		—		—		—		—		—	—	—	1	1
Rounding	—		—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$189		$174		$42		$468		$300		$(7)	$(48)	$(46)	$—	$1,072
Reclassification of coffee business	—		(6)		(19)		(96)		—		(10)	1	—	—	(130)
Reclassification of equity method investment earnings	—		(21)		(1)		—		(3)		—	—	—	—	(25)

Pro Forma Adjusted (Non-GAAP)	$189		$147		$22		$372		$297		$(17)	$(47)	$(46)	$—	$917
Currency	75		11		(4)		85		1		—	(6)	(5)	—	157

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$264		$158		$18		$457		$298		$(17)	$(53)	$(51)	$—	$1,074

% Change - Reported (GAAP)	250.0%		(22.3)%		(50.0)%		(29.6)%		38.4%		n/m	(2.8)%	14.8%	n/m	(3.8)%
% Change - Adjusted (Non-GAAP)	1.1%		(7.4)%		(40.0)%		(5.3)%		30.4%		n/m	30.4%	14.8%	n/m	1.8%
% Change - Pro Forma Adjusted (Non-GAAP)	1.6%		(7.0)%		(35.3)%		(1.3)%		29.7%		n/m	30.9%	14.8%	n/m	5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	41.9%		0.0%		(47.1)%		21.2%		30.1%		n/m	22.1%	5.6%	n/m	23.9%

Operating Income Margin
Reported %	12.3%		12.7%		4.6%		11.0%		16.7%						10.4%
Reported pp change	9.1	pp	(2.7	)pp	(3.0	)pp	(2.0	)pp	4.5	pp					0.6	pp
Adjusted %	15.0%		15.1%		6.0%		15.7%		17.8%						13.8%
Adjusted pp change	1.2	pp	(0.3	)pp	(2.4	)pp	1.8	pp	4.0	pp					1.6	pp
Pro Forma Adjusted %	15.0%		13.0%		3.8%		15.8%		17.7%						13.1%
Pro Forma Adjusted pp change	1.3	pp	(0.1	)pp	(1.2	)pp	2.5	pp	4.0	pp					1.9	pp
(1) Includes rounding

	For the Three Months Ended March 31, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,356		$1,223		$838		$3,557		$1,667		$—	$—	$—	$—	$8,641
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,356		$1,223		$838		$3,557		$1,667		$—	$—	$—	$—	$8,641
Reclassification of coffee business	(1)		(14)		(159)		(712)		—		—	—	—	—	(886)

Pro Forma Adjusted (Non-GAAP)	$1,355		$1,209		$679		$2,845		$1,667		$—	$—	$—	$—	$7,755

Operating Income
Reported (GAAP)	$44		$188		$64		$463		$203		$7	$(72)	$(54)	$—	$843
Spin-Off Costs	—		—		—		—		—		—	3	—	—	3
2012-2014 Restructuring Program costs	1		—		5		32		27		—	1	—	—	66
2014-2018 Restructuring Program costs	—		—		—		—		—		—	—	—	—	—
Integration Program and other acquisition integration costs	—		—		1		(1)		—		—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	142		—		—		—		—		—	—	—	—	142

Adjusted (Non-GAAP)	$187		$188		$70		$494		$230		$7	$(69)	$(54)	$—	$1,053
Reclassification of coffee business	(1)		(5)		(35)		(117)		—		(2)	1	—	—	(159)
Reclassification of equity method investment earnings	—		(25)		(1)		—		(1)		—	—	—	—	(27)

Pro Forma Adjusted (Non-GAAP)	$186		$158		$34		$377		$229		$5	$(68)	$(54)	$—	$867

Operating Income Margin
Reported %	3.2%		15.4%		7.6%		13.0%		12.2%						9.8%
Adjusted %	13.8%		15.4%		8.4%		13.9%		13.8%						12.2%
Pro Forma Adjusted %	13.7%		13.1%		5.0%		13.3%		13.7%						11.2%

Schedule 4.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$1,240		$1,024		$869		$2,815		$1,713		$—	$—	$—	$—	$7,661
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,240		$1,024		$869		$2,815		$1,713		$—	$—	$—	$—	$7,661
Reclassification of coffee business	—		(15)		(130)		(730)		—		—	—	—	—	(875)

Pro Forma Adjusted (Non-GAAP)	$1,240		$1,009		$739		$2,085		$1,713		$—	$—	$—	$—	$6,786

Operating Income
Reported (GAAP)	$134		$104		$100		$261		$261		$86	$(71)	$(46)	$12	$841
2012-2014 Restructuring Program costs	—		—		—		—		(1)		—	—	—	—	(1)
2014-2018 Restructuring Program costs	46		25		14		54		32		—	11	—	—	182
Integration Program and other acquisition integration costs	—		2		—		—		—		—	(1)	—	—	1
Costs associated with the coffee business transaction	1		2		11		139		—		—	4	—	—	157
Operating income from divestiture	—		(4)		—		—		—		—	(1)	—	—	(5)
Gain on divestiture	—		—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—		—	—	—	1	1
Rounding	—		—		—		—		—		—	2	—	—	2

Adjusted (Non-GAAP)	$181		$129		$125		$454		$292		$86	$(56)	$(46)	$—	$1,165
Reclassification of coffee business	—		(7)		(22)		(152)		—		(30)	(1)	—	—	(212)
Reclassification of equity method investment earnings	—		(22)		(2)		—		(1)		—	—	—	(1)	(26)

Pro Forma Adjusted (Non-GAAP)	$181		$100		$101		$302		$291		$56	$(57)	$(46)	$(1)	$927
Currency	40		10		20		67		5		—	(21)	(8)	1	114

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$221		$110		$121		$369		$296		$56	$(78)	$(54)	$—	$1,041

% Change - Reported (GAAP)	(4.3)%		(6.3)%		(31.5)%		(43.6)%		(3.0)%		n/m	(12.7)%	16.4%	n/m	(12.1)%
% Change - Adjusted (Non-GAAP)	24.0%		18.3%		(20.4)%		(9.7)%		0.3%		n/m	(40.0)%	16.4%	n/m	10.2%
% Change - Pro Forma Adjusted (Non-GAAP)	24.0%		29.9%		(15.1)%		(21.4)%		1.0%		n/m	(46.2)%	16.4%	n/m	5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	51.4%		42.9%		1.7%		(3.9)%		2.8%		n/m	(100.0)%	1.8%	n/m	18.8%

Operating Income Margin
Reported %	10.8%		10.2%		11.5%		9.3%		15.2%						11.0%
Reported pp change	(0.5	)pp	—	pp	(3.0	)pp	(4.4	)pp	(0.4	)pp					(0.3	)pp
Adjusted %	14.6%		12.6%		14.4%		16.1%		17.0%						15.2%
Adjusted pp change	2.8	pp	2.5	pp	(1.2	)pp	1.2	pp	0.1	pp					2.7	pp
Pro Forma Adjusted %	14.6%		9.9%		13.7%		14.5%		17.0%						13.7%
Pro Forma Adjusted pp change	2.8	pp	2.7	pp	(0.5	)pp	(0.3	)pp	0.3	pp					2.0	pp
(1) Includes rounding

	For the Three Months Ended June 30, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,242		$1,084		$1,008		$3,379		$1,723		$—	$—	$—	$—	$8,436
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,242		$1,084		$1,008		$3,379		$1,723		$—	$—	$—	$—	$8,436
Reclassification of coffee business	(1)		(13)		(168)		(790)		—		—	—	—	—	(972)

Pro Forma Adjusted (Non-GAAP)	$1,241		$1,071		$840		$2,589		$1,723		$—	$—	$—	$—	$7,464

Operating Income
Reported (GAAP)	$140		$111		$146		$463		$269		$(54)	$(63)	$(55)	$—	$957
Spin-Off Costs	—		—		—		—		—		—	16	—	—	16
2012-2014 Restructuring Program costs	4		1		9		39		22		—	(2)	—	—	73
2014-2018 Restructuring Program costs	2		—		—		—		—		—	8	—	—	10
Integration Program and other acquisition integration costs	—		—		2		(4)		—		—	1	—	—	(1)
Costs associated with the coffee business transaction	—		—		—		5		—		—	—	—	—	5
Operating income from divestiture	—		(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP)	$146		$109		$157		$503		$291		$(54)	$(40)	$(55)	$—	$1,057
Reclassification of coffee business	—		(6)		(37)		(119)		—		10	1	—	—	(151)
Reclassification of equity method investment earnings	—		(26)		(1)		—		(3)		—	—	—	—	(30)

Pro Forma Adjusted (Non-GAAP)	$146		$77		$119		$384		$288		$(44)	$(39)	$(55)	$—	$876

Operating Income Margin
Reported %	11.3%		10.2%		14.5%		13.7%		15.6%						11.3%
Adjusted %	11.8%		10.1%		15.6%		14.9%		16.9%						12.5%
Pro Forma Adjusted %	11.8%		7.2%		14.2%		14.8%		16.7%						11.7%

Schedule 4.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Six Months Ended June 30, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$2,497		$2,177		$1,564		$5,790		$3,395		$—	$—	$—	$—	$15,423
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,497		$2,177		$1,564		$5,790		$3,395		$—	$—	$—	$—	$15,423
Reclassification of coffee business	—		(33)		(246)		(1,348)		—		—	—	—	—	(1,627)

Pro Forma Adjusted (Non-GAAP)	$2,497		$2,144		$1,318		$4,442		$3,395		$—	$—	$—	$—	$13,796

Operating Income
Reported (GAAP)	$288		$250		$132		$587		$542		$79	$(145)	$(92)	$11	$1,652
2012-2014 Restructuring Program costs	—		(1)		—		—		(2)		—	—	—	—	(3)
2014-2018 Restructuring Program costs	70		54		20		183		52		—	27	—	—	406
Integration Program and other acquisition integration costs	—		2		—		—		—		—	(1)	—	—	1
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—		—	—	—	—	11
Costs associated with the coffee business transaction	1		3		15		152		—		—	14	—	—	185
Operating income from divestiture	—		(5)		—		—		—		—	—	—	—	(5)
Gain on divestiture	—		—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—		—	—	—	2	2
Rounding	—		—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$370		$303		$167		$922		$592		$79	$(104)	$(92)	$—	$2,237
Reclassification of coffee business	—		(13)		(41)		(248)		—		(40)	(1)	—	1	(342)
Reclassification of equity method investment earnings	—		(43)		(3)		—		(4)		—	—	—	(1)	(51)

Pro Forma Adjusted (Non-GAAP)	$370		$247		$123		$674		$588		$39	$(105)	$(92)	$—	$1,844
Currency	115		21		16		152		6		—	(27)	(13)	1	271

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$485		$268		$139		$826		$594		$39	$(132)	$(105)	$1	$2,115

% Change - Reported (GAAP)	56.5%		(16.4)%		(37.1)%		(36.6)%		14.8%		n/m	(7.4)%	15.6%	n/m	(8.2)%
% Change - Adjusted (Non-GAAP)	11.1%		2.0%		(26.4)%		(7.5)%		13.6%		n/m	4.6%	15.6%	n/m	6.0%
% Change - Pro Forma Adjusted (Non-GAAP)	11.4%		5.1%		(19.6)%		(11.4)%		13.7%		n/m	1.9%	15.6%	n/m	5.8%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	46.1%		14.0%		(9.2)%		8.5%		14.9%		n/m	(23.4)%	3.7%	n/m	21.3%

Operating Income Margin
Reported %	11.5%		11.5%		8.4%		10.1%		16.0%						10.7%
Reported pp change	4.4	pp	(1.5	)pp	(3.0	)pp	(3.3	)pp	2.1	pp					0.2	pp
Adjusted %	14.8%		13.9%		10.7%		15.9%		17.4%						14.5%
Adjusted pp change	2.0	pp	1.0	pp	(1.6	)pp	1.5	pp	2.0	pp					2.1	pp
Pro Forma Adjusted %	14.8%		11.5%		9.3%		15.2%		17.3%						13.4%
Pro Forma Adjusted pp change	2.0	pp	1.2	pp	(0.8	)pp	1.2	pp	2.0	pp					1.9	pp
(1) Includes rounding

	For the Six Months Ended June 30, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,598		$2,307		$1,846		$6,936		$3,390		$—	$—	$—	$—	$17,077
Divestitures	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,598		$2,307		$1,846		$6,936		$3,390		$—	$—	$—	$—	$17,077
Reclassification of coffee business	(2)		(27)		(327)		(1,502)		—		—	—	—	—	(1,858)

Pro Forma Adjusted (Non-GAAP)	$2,596		$2,280		$1,519		$5,434		$3,390		$—	$—	$—	$—	$15,219

Operating Income
Reported (GAAP)	$184		$299		$210		$926		$472		$(47)	$(135)	$(109)	$—	$1,800
Spin-Off Costs	—		—		—		—		—		—	19	—	—	19
2012-2014 Restructuring Program costs	5		1		14		71		49		—	(1)	—	—	139
2014-2018 Restructuring Program costs	2		—		—		—		—		—	8	—	—	10
Integration Program and other acquisition integration costs	—		—		3		(5)		—		—	—	—	—	(2)
Remeasurement of net monetary assets in Venezuela	142		—		—		—		—		—	—	—	—	142
Costs associated with the coffee business transaction	—		—		—		5		—		—	—	—	—	5
Operating income from divestiture	—		(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP)	$333		$297		$227		$997		$521		$(47)	$(109)	$(109)	$—	$2,110
Reclassification of coffee business	(1)		(11)		(72)		(236)		—		8	2	—	—	(310)
Reclassification of equity method investment earnings	—		(51)		(2)		—		(4)		—	—	—	—	(57)

Pro Forma Adjusted (Non-GAAP)	$332		$235		$153		$761		$517		$(39)	$(107)	$(109)	$—	$1,743

Operating Income Margin
Reported %	7.1%		13.0%		11.4%		13.4%		13.9%						10.5%
Adjusted %	12.8%		12.9%		12.3%		14.4%		15.4%						12.4%
Pro Forma Adjusted %	12.8%		10.3%		10.1%		14.0%		15.3%						11.5%

Schedule 4.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2014
	Latin America	Asia Pacific	EEMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,315	$1,153	$894	$3,215	$1,760	$—	$—	$—	$—	$8,337
Divestitures	—	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$1,315	$1,153	$894	$3,215	$1,760	$—	$—	$—	$—	$8,337
Reclassification of coffee business	—	(16)	(169)	(670)	—	—	—	—	—	(855)

Pro Forma Adjusted (Non-GAAP)	$1,315	$1,137	$725	$2,545	$1,760	$—	$—	$—	$—	$7,482

Operating Income
Reported (GAAP)	$120	$65	$93	$368	$272	$39	$(56)	$(48)	$—	$853
Spin-Off Costs	—	—	—	—	—	—	4	—	—	4
2012-2014 Restructuring Program costs	3	28	14	99	41	—	1	—	—	186
2014-2018 Restructuring Program costs	32	4	3	14	1	—	13	—	—	67
Integration Program and other acquisition integration costs	—	—	—	—	—	—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	19	—	—	—	—	—	—	—	—	19
Costs associated with the coffee business transaction	—	—	—	10	—	—	—	—	—	10
Operating income from divestiture	—	(1)	—	—	—	—	—	—	—	(1)

Adjusted (Non-GAAP)	$174	$96	$110	$491	$314	$39	$(39)	$(48)	$—	$1,137
Reclassification of coffee business	—	(8)	(45)	(118)	—	(11)	(2)	—	—	(184)
Reclassification of equity method investment earnings	—	(18)	(1)	—	(3)	—	—	—	—	(22)

Pro Forma Adjusted (Non-GAAP)	$174	$70	$64	$373	$311	$28	$(41)	$(48)	$—	$931

Operating Income Margin
Reported %	9.1%	5.6%	10.4%	11.4%	15.5%					10.2%
Adjusted %	13.2%	8.3%	12.3%	15.3%	17.8%					13.6%
Pro Forma Adjusted %	13.2%	6.2%	8.8%	14.7%	17.7%					12.4%

Schedule 4.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended December 31, 2014
	Latin America	Asia Pacific	EEMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$1,240	$1,145	$898	$3,761	$1,786	$—	$—	$—	$—	$8,830
Divestitures	—	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$1,240	$1,145	$898	$3,761	$1,786	$—	$—	$—	$—	$8,830
Reclassification of coffee business	(3)	(22)	(163)	(875)	—	—	—	—	—	(1,063)

Pro Forma Adjusted (Non-GAAP)	$1,237	$1,123	$735	$2,886	$1,786	$—	$—	$—	$—	$7,767

Operating Income
Reported (GAAP)	$171	$21	$24	$476	$178	$(104)	$(126)	$(49)	$(2)	$589
Spin-Off Costs	—	—	—	—	—	—	12	—	—	12
2012-2014 Restructuring Program costs	3	11	31	30	55	—	4	—	—	134
2014-2018 Restructuring Program costs	63	21	20	114	61	—	25	—	—	304
Integration Program and other acquisition integration costs	—	(1)	1	—	—	—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	6	—	—	—	—	—	—	—	—	6
Costs associated with the coffee business transaction	—	—	5	16	—	—	41	—	—	62
Acquisition-related costs	—	—	—	—	—	—	—	—	2	2
Intangible asset impairment charges	—	48	—	9	—	—	—	—	—	57
Operating income from divestiture	—	(4)	—	—	—	—	—	—	—	(4)

Adjusted (Non-GAAP)	$243	$96	$81	$645	$294	$(104)	$(45)	$(49)	$—	$1,161
Reclassification of coffee business	(1)	(10)	(38)	(145)	—	42	—	—	—	(152)
Reclassification of equity method investment earnings	—	(21)	(3)	—	(2)	—	—	—	1	(25)

Pro Forma Adjusted (Non-GAAP)	$242	$65	$40	$500	$292	$(62)	$(45)	$(49)	$1	$984

Operating Income Margin
Reported %	13.8%	1.8%	2.7%	12.7%	10.0%					6.7%
Adjusted %	19.6%	8.4%	9.0%	17.1%	16.5%					13.1%
Pro Forma Adjusted %	19.6%	5.8%	5.4%	17.3%	16.3%					12.7%

(1)	Includes rounding

Schedule 4.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Six Months Ended December 31, 2014
	Latin America	Asia Pacific	EEMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$2,555	$2,298	$1,792	$6,976	$3,546	$—	$—	$—	$—	$17,167
Divestitures	—	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$2,555	$2,298	$1,792	$6,976	$3,546	$—	$—	$—	$—	$17,167
Reclassification of coffee business	(3)	(38)	(332)	(1,545)	—	—	—	—	—	(1,918)

Pro Forma Adjusted (Non-GAAP)	$2,552	$2,260	$1,460	$5,431	$3,546	$—	$—	$—	$—	$15,249

Operating Income
Reported (GAAP)	$291	$86	$117	$844	$450	$(65)	$(182)	$(97)	$(2)	$1,442
Spin-Off Costs	—	—	—	—	—	—	16	—	—	16
2012-2014 Restructuring Program costs	6	39	45	129	96	—	5	—	—	320
2014-2018 Restructuring Program costs	95	25	23	128	62	—	38	—	—	371
Integration Program and other acquisition integration costs	—	(1)	1	—	—	—	(2)	—	—	(2)
Remeasurement of net monetary assets in Venezuela	25	—	—	—	—	—	—	—	—	25
Costs associated with the coffee business transaction	—	—	5	26	—	—	41	—	—	72
Acquisition-related costs	—	—	—	—	—	—	—	—	2	2
Intangible asset impairment charges	—	48	—	9	—	—	—	—	—	57
Operating income from divestiture	—	(5)	—	—	—	—	—	—	—	(5)

Adjusted (Non-GAAP)	$417	$192	$191	$1,136	$608	$(65)	$(84)	$(97)	$—	$2,298
Reclassification of coffee business	(1)	(18)	(83)	(263)	—	31	(2)	—	—	(336)
Reclassification of equity method investment earnings	—	(39)	(4)	—	(5)	—	—	—	1	(47)

Pro Forma Adjusted (Non-GAAP)	$416	$135	$104	$873	$603	$(34)	$(86)	$(97)	$1	$1,915

Operating Income Margin
Reported %	11.4%	3.7%	6.5%	12.1%	12.7%					8.4%
Adjusted %	16.3%	8.4%	10.7%	16.3%	17.1%					13.4%
Pro Forma Adjusted %	16.3%	6.0%	7.1%	16.1%	17.0%					12.6%

(1)	Includes rounding

Schedule 4.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2014
	Latin America	Asia Pacific	EEMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items (1)	Mondelēz International
Net Revenue
Reported (GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$—	$—	$—	$—	$34,244
Divestitures	—	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$—	$—	$—	$—	$34,244
Reclassification of coffee business	(5)	(65)	(659)	(3,047)	—	—	—	—	—	(3,776)

Pro Forma Adjusted (Non-GAAP)	$5,148	$4,540	$2,979	$10,865	$6,936	$—	$—	$—	$—	$30,468

Operating Income
Reported (GAAP)	$475	$385	$327	$1,770	$922	$(112)	$(317)	$(206)	$(2)	$3,242
Spin-Off Costs	—	—	—	—	—	—	35	—	—	35
2012-2014 Restructuring Program costs	11	40	59	200	145	—	4	—	—	459
2014-2018 Restructuring Program costs	97	25	23	128	62	—	46	—	—	381
Integration Program and other acquisition integration costs	—	(1)	4	(5)	—	—	(2)	—	—	(4)
Remeasurement of net monetary assets in Venezuela	167	—	—	—	—	—	—	—	—	167
Costs associated with the coffee business transaction	—	—	5	31	—	—	41	—	—	77
Acquisition-related costs	—	—	—	—	—	—	—	—	2	2
Intangible asset impairment charges	—	48	—	9	—	—	—	—	—	57
Operating income from divestiture	—	(8)	—	—	—	—	—	—	—	(8)

Adjusted (Non-GAAP)	$750	$489	$418	$2,133	$1,129	$(112)	$(193)	$(206)	$—	$4,408
Reclassification of coffee business	(2)	(29)	(155)	(499)	—	39	—	—	—	(646)
Reclassification of equity method investment earnings	—	(90)	(6)	—	(9)	—	—	—	1	(104)

Pro Forma Adjusted (Non-GAAP)	$748	$370	$257	$1,634	$1,120	$(73)	$(193)	$(206)	$1	$3,658

Operating Income Margin
Reported %	9.2%	8.4%	9.0%	12.7%	13.3%					9.5%
Adjusted %	14.6%	10.6%	11.5%	15.3%	16.3%					12.9%
Pro Forma Adjusted %	14.5%	8.1%	8.6%	15.0%	16.1%					12.0%

(1)	Includes rounding